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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-78565, 333-30484, 333-94849, 333-53512 and
333-57356.


ARTHUR ANDERSEN LLP


Los Angeles, California
April 10, 2001